SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            --------------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

    Date of report (Date of earliest event reported):  November 22, 2002

                           NEWELL RUBBERMAID INC.
             (Exact Name of Registrant as Specified in Charter)

              DELAWARE                  1-9608           36-3514169
              --------                  ------           ----------
    (State or Other Jurisdiction     (Commission        (IRS Employer
          of Incorporation)          File Number)    Identification No.)

    29 East Stephenson Street, Freeport, Illinois       61032-0943
       (Address of Principal Executive Offices)         (Zip Code)

      Registrant's telephone number, including area code: (815) 235-4171







   ITEM 5.   OTHER EVENTS

   On November 22, 2002, the Registrant issued a press release announcing that it had reached a definitive agreement to acquire American Saw & Mfg. Company. A copy of the press release is attached hereto as
   Exhibit 99.1 and incorporated herein by reference.

   ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
             EXHIBITS

        (c)  Exhibits.

             Exhibit
             Number                   Description
             -------                  -----------

             99.1 Press Release, dated November 22, 2002, issued by Newell Rubbermaid Inc.



































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                                 SIGNATURES
                                 ----------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NEWELL RUBBERMAID INC.


   Date:  November 22, 2002           By:  /s/ Andrea L. Horne
                                           -----------------------------
                                           Andrea L. Horne

                                           Vice President-Corporate
                                           Development and Corporate
                                           Secretary




































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                                EXHIBIT INDEX
                                -------------

          Exhibit No.     Description
          -----------     -----------

          99.1 Press Release, dated November 22, 2002, issued by Newell Rubbermaid Inc.













































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